SECURITIES AND EXCHANGE COMMISSION
			                   WASHINGTON, D.C. 20549

------------------------------------------------------------------------


                       				  FORM 8-K

                			       CURRENT REPORT

      		      Pursuant to Section 13 or 15(d) of the
			               Securities Exchange Act of 1934

------------------------------------------------------------------------



       		 Date of Report (Date of earliest event reported)
				                     December 20, 1996



              			     ARROW ELECTRONICS, INC.
------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)


     New York                 1-4482                    11-1806155
------------------------------------------------------------------------
(State of                     (Commission file          (IRS employer
 Incorporation)                number)                   identification
							 number)


        		    25 Hub Drive, Melville, New York 11747
------------------------------------------------------------------------
(Address, including zip code, of principal executive office)


                        				516-391-1300
------------------------------------------------------------------------
(Registrant's telephone no., including area code)

Item 5. Other Events.

	On December 20, 1996 Arrow Electronics, Inc. agreed to acquire the volume electronic component distribution businesses of Premier Farnell plc.


Item 7. Financial Statements and Exhibits.

    (c) Exhibit 99 (i)  Press release dated December 20, 1996
			                     issued by Arrow Electronics, Inc.
                     			announcing the agreement to acquire the
                     			volume electronic component distribution businesses of Premier Farnell plc.

                                                           				Exhibit 99 (I)


                   		     ARROW TO ACQUIRE VOLUME DISTRIBUTION

                          			BUSINESS OF PREMIER FARNELL PLC



FOR IMMEDIATE RELEASE

MELVILLE, NEW YORK, December 20, 1996 -- Arrow Electronics, Inc. (NYSE:ARW) announced that it has signed a definitive agreement to acquire the volume electronic component distribution businesses
(FES) of Premier Farnell plc for approximately $300 million.
With annual sales of approximately $500 million and operations in 15 countries, the FES Group is one of Europe's leading distributors of semiconductors, passive and electromechanical components, and interconnect products to original equipment manufacturers and other industrial customers.

"The FES businesses will strengthen our ability to serve our customers throughout Europe," said Stephen P. Kaufman, Chairman and Chief Executive Officer of Arrow, "and their strength in passive, electromechanical, and connector products is a natural complement to our own leading position in semiconductors. It is our expectation that the acquisition will be additive to earnings in 1997," he added.

The companies will also enter into a trading agreement under which Arrow will become a preferred supplier to Premier Farnell's remaining core catalogue business. Similarly, Arrow will be able to source certain of its product requirements from Premier
Farnell.

The purchase agreement has been approved by the Boards of Directors of both companies and is subject to customary closing conditions, principal among which is the obtaining of certain regulatory approvals. It is expected that the transaction will be completed before the end of March.

Arrow is the world's largest distributor of electronic components and computer products to industrial and commercial customers.


                      				  # # #

CONTACT:  Robert E. Klatell
       	  Executive Vice President
	         516-391-1300

                        				 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

				       ARROW ELECTRONICS, INC.


				       By:  s/Robert E. Klatell
      					    -----------------------------
					    Name:  Robert E. Klatell
					    Title: Executive Vice President


Dated:  December 31, 1996